                                                                     Exhibit 2.1

                            ARTICLES OF INCORPORATION
                                       OF
                                 LaserFax, Inc.


         The undersigned, acting as incorporator of a corporation under the Florida General Corporation Act, adopts the following Articles of incorporation for such corporation:

      1. NAME:

         The name of this corporation is:

                                 LaserFax, Inc.

      2. DURATION:

         The period of duration of this corporation shall be perpetual.

      3. PURPOSE:

         The purpose is to engage in any activities and lawful business permitted under the laws of the United States and the State of Florida.

      4. CAPITAL STOCK:

         The corporation is authorized to issue 750,000 shares, all of one class having a par value of One Cent ($.01) per share.

      5. INITIAL REGISTERED OFFICE AND AGENT:

         The name and address of the initial registered agent and office of this corporation is as follows:

                    OSTRAU & RIFKIN, PROFESSIONAL ASSOCIATION
                           8751 West Broward Boulevard
                                    Suite 302
                            Plantation, Florida 33324

      6. NUMBER OF DIRECTORS AND INITIAL DIRECTORS:

         This corporation shall have three (3) directors. The number of directors may be increased by an amendment to the bylaws of the corporation. The number of directors shall not be less than three. The name of the initial directors and their address are:


      Name                                              Address
      ----                                              -------
ROBERT LEE                                 5801 Pelican Bay Blvd., Suite 403
                                           Naples, Florida
WILL SELBAK                                5801 Pelican Bay Blvd., Suite 403
                                           Naples, Florida
THOMAS J. CONWELL                          5801 Pelican Bay Blvd., Suite 403
                                           Naples, Florida

      7. INCORPORATOR:

         The name and address of the incorporator signing these Articles of Incorporation is:


    Name                                             Address
    ----                                             -------
Michael Rifkin                             8751 W. Broward Blvd., Suite 302
                                           Plantation, Florida 33324

      8. BYLAW AMENDMENT:

         The power to adopt, alter, amend or repeal the bylaws of this corporation shall be vested in the Board of Directors.

      9. INDEMNIFICATION:

         The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted under the laws of the State of Florida.

     10. INFORMAL ACTION OF DIRECTORS:

         If all of the Directors severally or collectively consent in writing to any action taken or to be taken by the corporation, and the writings evidencing their consent are filed with the Secretary of the corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

     11. AMENDMENT OF ARTICLES:

         This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment hereto and any right conferred upon the shareholders is subject to this reservation.

         IN WITNESS WHEREOF, the undersigned incorporators have executed these Articles of incorporation this 12th day of September, 1983.


                                                  /s/ MICHAEL RIFKIN
                                                  -----------------------
                                                      MICHAEL RIFKIN
                                                       Incorporator

STATE OF FLORIDA    )
                    : ss
COUNTY OF BROWARD   )

         BEFORE ME, the undersigned authority, personally appeared MICHAEL RIFKIN, to me known to be the person who executed the foregoing Articles of Incorporation, and he acknowledged to and before me that he executed such instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of September, 1983.

/s/ Laurie G. Jacobs
-----------------------
Laurie G. Jacobs
NOTARY PUBLIC
State of Florida at Large

                                       NOTARY PUBLIC, STATE OF FLORIDA AT LARGE
My Commission Expires:                   MY COMMISSION EXPIRES AUGUST 9, 1984

         CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE
          SERVICE OF PROCESS WITHIN THIS STATE, NAMING AGENT UPON WHOM
                            PROCESS MAY BE SERVICED.

         In pursuant to Chapter 48.091, Florida Statutes, the following is submitted, in compliance with said Act:

         First, that LaserFax, Inc. desiring to organize under the laws of the State of Florida, with its principal office at the City of Naples, County of Collier, State of Florida, has named the firm of OSTRAU & RIFKIN, PROFESSIONAL ASSOCIATION, located at 8751 West Broward Boulevard, Suite 302, Plantation, Florida, 33324, as its agent to accept service of process within this State.

                                                      /s/ MICHAEL RIFKIN
                                                      ------------------
                                                      MICHAEL RIFKIN
                                                      Incorporator

         Having been named to accept service of process for the above stated corporation, at the place designated in this certificate, the undersigned MICHAEL RIFKIN, on behalf of the firm of OSTRAU & RIFKIN, PROFESSIONAL ASSOCIATION, hereby agrees to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

                                                      OSTRAU & RIFKIN, P.A.
                                                      Registered Agent

                                                      By /s/ MICHAEL RIFKIN
                                                      ---------------------
                                                      MICHAEL RIFKIN
                                                      For the Firm

                             ARTICLES OF AMENDMENT
                                       OF
                                 LaserFax, Inc.

         1. Section 4 of the Articles of Incorporation of LaserFax, Inc., which has filed on September 20, 1983, is hereby amended to read as follows:

         "4. CAPITAL STOCK:
             The corporation is authorized to issue 15,000,000 shares, all of one class, each having a par value of one/hundredth of a cent ($.0001) per share."

         2. Section 8 of the Articles of Incorporation of LaserFax, Inc., which has filed on September 20, 1983, is hereby deleted in its entirety.

         3. The foregoing amendments were adopted by the shareholders of this corporation on the 20 day of January, 1984.

         IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation have executed these Articles of Amendment this 20 day of January, 1984.

                                                      /s/ ROBERT LEE
                                                      ----------------------
                                                      ROBERT LEE, President

                                                      /s/ WILL SELBAK
                                                      ----------------------
                                                      WILL SELBAK, Secretary

STATE OF FLORIDA
COUNTY OF COLLIER

         BEFORE ME, the undersigned authority, personally appeared ROBERT LEE and WILL SELBAK, as President and Secretary, respectively, known to me to be the persons who executed the foregoing Articles of Amendment for the purpose therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20 day of January, 1984.

                                                      /s/ SHIRLEY L. COLLINS
                                                      ----------------------
                                                        SHIRLEY L. COLLINS
                                                           NOTARY PUBLIC

       My Commission Expires:

NOTARY PUBLIC STATE OF FLORIDA AT LARGE
  MY COMMISSION EXPIRES APR 10 1984
 BONDED THRU GENERAL INS, UNDERWRITERS

                          ARTICLES OF AMENDMENT FILED

                                       OF

                                 LaserFAX, Inc.


         ARTICLE 1 of the Articles of incorporation of LaserFAX, Inc., which was filed on September 20, 1983, is hereby amended to read as follows:

         1. NAME: The name of this Corporation

                              is SpectraFAX Corp.

         The foregoing Amendment was adopted by the Shareholders of this Corporation on the 24th day of June, 1985.

         IN WITNESS WHEREOF, the undersigned, has executed these Articles of Amendment, this 31st day of July 1985.

WITNESSES:

/s/ Nancy Dickey                          /s/ Robert Lee
-----------------------------------       -------------------------------------
                                              ROBERT LEE, President

/s/ [SIGNATURE ILLEGIBLE]                 ATTEST: /s/ Thomas Conwell
-----------------------------------              ------------------------------
                                                      Thomas Conwell, Secretary

STATE OF FLORIDA
COUNTY OF COLLIER

         The foregoing instrument was acknowledged before me this 31st day of July, 1985, by ROBERT LEE as President and THOMAS CONWELL Secretary of LaserFAX, Inc., a Florida Corporation, and known to me to be the persons who executed the foregoing Articles of Amendment for the uses and purposes therein expressed.


My commission expires:                /s/ Betty L. Cunningham
                                      -----------------------------------------
                                          NOTARY PUBLIC
                                              (SEAL)

                                      NOTARY PUBLIC, STATE OF FLORIDA AT LARGO
                                      MY COMMISSION EXPIRES MARCH 19, 1989
                                      BONDED BY IOWA NATIONAL INS. CO.

                              ARTICLE OF AMENDMENT

                                       OF

                                SPECTRAFAX CORP.

         1. Section 4 of the Articles of Incorporation OF LASERFAX, Inc., which were filed on September 20, 1983, and subsequently amended on January 20, 1984 and on June 24, 1985, this later amendment providing for a change in the name of this Corporation from LaserFAX, Inc. to SpectraFAX Corp. is hereby amended to read as follows:

         "4. CAPITAL STOCK:

             The Corporation is authorized to issue 20,000,000 shares, all of one class, each having a par value of one/hundredth of a cent ($.0001) per share."

         2. The foregoing amendment was adopted by the shareholders of this corporation on the 21st day of November, 1989.

         IN WITNESS WHEREOF, the undersigned Chief Executive officer and Secretary of this Corporation have executed this Article of Amendment this 22nd day of November, 1989.



/s/ Thomas J. Conwell
-------------------------------------------------
Thomas J. Conwell, Chief Executive Officer, Pres.


/s/ Betty Cunningham
-------------------------------------------------
Betty Cunningham, Corporate Secretary


STATE OF FLORIDA
COUNTY OF COLLIER

         BEFORE ME, the undersigned authority, personally appeared Thomas J. Conwell and Betty L. Cunningham, as Chief Executive 0fficer and Secretary, respectively, known to me to be the persons who executed the foregoing Article of Amendment for the purpose therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of November, 1989.

                                          /s/ [SIGNATURE ILLEGIBLE]
                                          --------------------------------------
                                          Notary public

                                       Notary Public, State of Florida at Largo
                                          My Commission Expires July 20, 19??

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                                SPECTRAFAX CORP.


         1. Section 4 of the Articles of Incorporation of LaserFAX, Inc., which were filed on September 20, 1983, and subsequently amended on January 20, 1984 and on June 24, 1985, this latter amendment providing for a change in the name of this Corporation from LaserFAX, Inc. to SpectraFAX Corp., and again on November 21, 1989, is hereby amended to read as follows:

         "4. CAPITAL STOCK:

         The Corporation is authorized to issue 20,000,000 shares, each having a Par Value of one/hundredth of a cent ($.0001) per share. The Corporation is also authorized to issue 200,000 Series A Cumulative, Non Participating 12% Par Value $25.00 Preferred Stock.

         2. The foregoing amendment was adopted by the shareholders of this Corporation on the 23rd day of October, 1992. All Common Stock Shareholders, representing all 13,332,679 common shares outstanding, were entitled to vote on this amendment and holders of 8,180,656 shares, more than required to approve the amendment, voted to approve the amendment.

         IN WITNESS WHEREOF, the undersigned Chief Executive Officer and Secretary of this Corporation have executed this Article of Amendment this 29th day of October, 1992.



/s/ Thomas J. Conwell
-------------------------------------------------
Thomas J. Conwell, Chief Executive Officer


/s/ Betty L. Cunningham
-------------------------------------------------
Betty L. Cunningham, Corporate Secretary


STATE OF FLORIDA
COUNTY OF COLLIER

         BEFORE ME, the undersigned authority, personally appeared Thomas J. Conwell and Betty L. Cunningham, as Chief Executive officer and Secretary, respectively, known to me to be the persons who executed the foregoing Article of Amendment for the purpose therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1992.

                                          /s/ Diane R. Fisher
                                          --------------------------------------
                                          Notary public

                                          NOTARY PUBLIC, STATE OF FLORIDA
                                          MY COMMISSION EXPIRES APRIL 21, 1993
                                          BONDED THRU GENERAL INS. UND.

                             ARTICLES OF AMENDMENT

                                       TO

                           ARTICLES OF INCORPORATION

                                       OF

                                SPECTRAFAX CORP.
                                ----------------
                                 (Present name)

         Pursuant to the provisions of section 607.1006, Florida Statutes, this corporation adopts the following articles of amendment to its articles of incorporation:

         FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added, or deleted)

         Article III

         Section 1.

         Amended from: "An annual meeting of the Shareholders shall be held on the 30th day of September in each year at the principal office of the Corporation."

         Amended to read: "An annual meeting of the Shareholders shall be held within 90 days after the end of the calendar year accounting cycle of the Company ending December 31."











SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:










THIRD:  The date of each amendment's adoption:          July 14, 1995
                                              ---------------------------------

FOURTH: Adoption of Amendment(s) (CHECK ONE)

[x} The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

[ ] The amendment(s) was/were approved by the shareholders through voting groups.

     The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

     "The number of votes cast for the amendment(s) was/were sufficient for
     approval by                                                              ."
                --------------------------------------------------------------
                                       Voting group


[ ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[ ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

              Signed this day    14th    of    September    , 1995.
                              ----------    ---------------   ----

     Signature                       Timothy S. Farlow
              -----------------------------------------------------------------
                 (By the Chairman or Vice Chairman of the Board of Directors,
                  President or other officer if adopted by the shareholders)

                                       OR
                  (By a director if adopted by the directors)

                                       OR
              (By an incorporator if adopted by the incorporators)



                               Timothy S. Farlow
              ----------------------------------------------------
                                Typed or printed


                              Corporate Secretary
              ----------------------------------------------------
                                     Title